UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Aspiration Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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E-mail

Subject: Important Vote Regarding Your Aspiration Funds

Body:

Dear Valued Shareholder:

The Board of Trustees of Aspiration Funds has called a special meeting of the shareholders of the Aspiration Flagship Fund and the Aspiration Redwood Fund to be held on August 21, 2017 at 10:00 am Pacific Time.

The Board has named five nominees to be elected as Trustees of the Board. At the meeting, shareholders of the Funds will be asked to elect the five nominees to the Board. The primary purpose of the Board of Trustees is to represent the interests of shareholders like you and oversee the management of the Funds. After careful consideration, the Board unanimously recommends that the Funds' shareholders vote "FOR" each of the Trustee nominees.

Please find a link to the Proxy Statement [Link to proxy statement that can be read online/printed (e.g., a PDF).]  Important additional information about the election of the trustee nominees is set forth in the accompanying Proxy Statement. Please read it carefully.

For your convenience, please visit the website below and cast your vote. Your vote is important and we urge you to act promptly no matter how large or small your holdings may be.

[Link to voting website]

If you have any questions regarding the proposal, please contact us at 1-800-683-8529 or e-mail us at support@aspiration.com.

Sincerely,
Andrei Cherny
President, Aspiration Funds

Website (voting page)

ASPIRATION FUNDS
Special Meeting of Shareholders on August 21, 2017
Proxy Solicited on Behalf of the Board of Trustees
The undersigned hereby appoints Mazi Bahadori as proxy with full power of substitution to act for and vote on behalf of the undersigned all shares of the Aspiration Flagship Fund and/or Aspiration Redwood Fund, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the offices of Aspiration Funds, located at 4551 Glencoe Ave, Marina Del Rey, CA 90292, at 10:00 a.m. Pacific Time on August 21, 2017, or at any adjournment thereof, on the proposal described below, as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement dated May 23, 2017.This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.
The Board of Trustees recommends voting "FOR" the proposal with respect to the Trust. You may only complete this proxy with respect to the Trust if you were a shareholder of record as of May 12, 2017.
PROPOSAL To elect the nominees: Coby King David Kingsdale Tom Soto Andrei Cherny Alexandra Horigan Each as a trustee of the Board of Trustees.	FOR ALL □	WITHOLD ALL □	FOR ALL EXCEPT □ To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below. ______________________

THE PROXY IS AUTHORIZED IN HIS/HER DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

[CONFIRM VOTE BUTTON]

Website (landing page):

The Board of Trustees of Aspiration Funds has called a special meeting of the shareholders of the Aspiration Flagship Fund and the Aspiration Redwood Fund to be held on August 21, 2017 at 10:00 am Pacific Time.

The Board has named five nominees to be elected as Trustees of the Board. At the meeting, shareholders of the Funds will be asked to elect the five nominees to the Board. After careful consideration, the Board unanimously recommends that the Funds' shareholders vote "FOR" each of the Trustee nominees.

Please find a link to the Proxy Statement [Link to proxy statement that can be read online/printed (e.g., a PDF).]  Important additional information about the election of the trustee nominees is set forth in the accompanying Proxy Statement. Please read it carefully.

For your convenience, please visit the link provided in the e-mail that was sent to the e-mail address associated with your account. Your vote is important and we urge you to act promptly no matter how large or small your holdings may be.

If you have any questions regarding the proposal or did not receive an e-mail, please contact us at 1-800-683-8529 or e-mail us at support@aspiration.com.

FAQs: (not to be distributed – but will be provided to customer support staff)

Why am I receiving this Proxy Statement?
The Board of Trustees (the "Board") of Aspiration Funds (the "Trust"), which is comprised of two series, the Aspiration Flagship Fund and the Aspiration Redwood Fund (each a "Fund," and together, the "Funds"), has named five (5) nominees to be elected to the Board. The Board has called a special meeting of shareholders of the Funds, to be held on August 21, 2017 at 10:00 a.m., Pacific Time (the "Special Meeting"). At the Special Meeting, shareholders of the Funds will be asked to elect the nominees to serve as trustees on the Board (the "Proposal"). Shareholder approval of the Proposal is required under the Trust's Amended and Restated Agreement and Declaration of Trust and the Investment Company Act of 1940, as amended. The Board recommends that you vote "FOR" the Proposal after you carefully study the materials that were previously emailed to you.

Who is eligible to vote?
Shareholders of the Funds as of the close of business on May 12, 2017 are eligible to vote at the Special Meeting.

Who will pay for the proxy solicitation expenses?
The costs of the preparation and solicitation of this proxy and the expenses of holding the Special Meeting will be borne by the Funds.  However, Aspiration Fund Adviser, LLC (the "Adviser") has entered into an Expense Limitation Agreement with each Fund and, pursuant to that Agreement, the Adviser will reimburse the Fund in an amount equal to those expenses.

How does the Board recommend I vote?
After careful consideration, the Board unanimously recommends that you vote "FOR" the Proposal.

Whom do I contact for further information?
You may call the Adviser at 800-683-8529 or e-mail at support@aspiration.com.

How can I vote?
You may cast your vote via the internet or in person at the Special Meeting. To vote over the internet, please go to the website address listed and follow the instructions. Your vote by internet will be an authorization of a proxy to cast your votes at the Special Meeting.

Who are the nominees?
Coby King
David Kingsdale
Tom Soto
Andrei Cherny
Alexandra Horigan

Why should I vote for them?
Trustee/Nominee Coby King
Experience, Qualifications and Skills
Mr. Coby King has more than 30 years of experience in law, public affairs, public relations, politics, and strategic communications.  His clients include manufacturers, municipalities, and not-for-profit organizations.  He serves and has served on numerous government and non-profit boards as diverse as business advocacy organizations and the Sierra Club.  Coby brings a strong knowledge of marketing, government, and long-term strategy to the Funds.

David Kingsdale
Mr. David Kingsdale has more than 25 years experience as an entrepreneur and investor.  He has built numerous successful companies and worked in the hedge fund industry.  Mr. Kingsdale has been an active board member of both for-profit and non-profit enterprises.  He combines a large-scale vision with a strong strategic understanding of managing growing enterprises.

Tom Soto
Mr. Tom Soto has more than 30 years of experience in asset management and public policy. He co-founded one of California's first clean technology funds and is one of the country's leading voices on the economics of climate change and the prosperity tied to reducing greenhouse gases. He is an active board member for both for-profit and non-profit enterprises.

Andrei Cherny
Mr. Andrei Cherny has spent nearly twenty years working to make the financial system more open and fair. He combines a background as an advisor to some of America's top companies, the co-founder and president of a media startup, a financial fraud prosecutor, a historian, a White House aide, a Navy reserve officer, and a nationally-recognized economic policy expert.

Alexandra Horigan	Mrs. Alexandra Horigan has extensive financial services experience, both in retail and electronic brokerages. She has held primary responsibility for the investment adviser's operations.

Are they independent trustees?
Coby King, David Kingsdale, and Tom Soto are each not an "interested person" of the Trust, while Andrei Cherny and Alexandra Horigan are each an "interested person" of the Trust, as defined in the 1940 Act.  Therefore, Messrs. King, Kingsdale, and Soto are each referred to as an independent trustee nominee, while Mr. Cherny and Ms. Horigan are each referred to as an interested trustee nominee.

What does the Board do?
The primary responsibility of the Board is to represent the interests of the shareholders of the Funds and to provide oversight of the management of the Trust.

Phone calling script (for outbound calls)

Good (morning, afternoon, evening), my name is Mazi Bahadori on a recorded line. May I please speak with (Shareholder's full name)?

I'm calling to discuss the special shareholders' meeting of the Aspiration Flagship Fund and the Aspiration Redwood Fund, which will be held on August 21, 2017 at 10:00 am Pacific Time.

The Board has named five nominees to be elected as Trustees of the Board. At the meeting, shareholders of the Funds will be asked to elect the five nominees to the Board. The primary purpose of the Board of Trustees is to represent the interests of shareholders like you and oversee the management of the Funds. After careful consideration, the Board unanimously recommends that the Funds' shareholders vote "FOR" each of the Trustee nominees.

You will have received a Proxy Statement via an e-mail sent from Aspiration to you. Important additional information about the election of the trustee nominees is set forth in the accompanying Proxy Statement. Please read it carefully.

For your convenience, we encourage you to visit the website linked in the e-mail. Your vote is important and we urge you to act promptly no matter how large or small your holdings may be.

However, if you prefer to cast your vote on the phone, I can accept your vote over this phone call. Would you like to begin your vote? (If no: "Thank you for your time and please let us know if you have any questions; If yes: proceed below)

Today's date is _____ and the time is _____. Please state your full name. (wait for name) Can you please confirm that you are authorized to direct the voting of these ___ shares? (wait for confirmation) Please state your address. (wait for address) Have you received the proxy materials? (wait for answer)

The fund's Board of Trustees is asking you to consider one proposal which they have carefully studied. They recommend that you vote in favor of the proposal. Would you like to vote as recommended by the Board? (wait for vote; acceptable votes are "For All", "Withhold All" or "For All Except ___")

I have recorded your vote. You have voted ____. If you wish to change your vote for any reason, please call us at the phone number listed in the proxy materials. Thank you for your time.